MFS WORLD TOTAL RETURN FUND
                       (A SERIES OF MFS SERIES TRUST VI)

             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000








                                                              December 22, 1995



VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

         Re:    MFS Series Trust VI (File No. 811-6102), on Behalf of
                    MFS World Total Return Fund
                -----------------------------------------------------

Ladies and Gentlemen:

     Pursuant to the requirements of Section 30(b) of the Investment Company Act of 1940 and Rule 30b2-1 thereunder, we hereby file a copy of the Annual
Report to Shareholders dated October 31, 1995 of MFS World Total Return Fund.

                                                   Very truly yours,

                                                   LORRAINE K. GRIP

                                                   Lorraine K. Grip
                                                   Senior Production Editor

MFS LOGO                                                      Annual Report for
                                                                     Year Ended
                                                               October 31, 1995


MFS [Registration Mark] World Total Return Fund


Front Cover
A picture of airplanes.

MFS [Registration Mark] World Total Return Fund

TRUSTEES

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor; Director, Rockefeller Financial Services, Inc. (investment adviser)

Walter E. Robb, III - President and Treasurer, Benchmark Advisers, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR

MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Frederick J. Simmons*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Ernst & Young LLP

INVESTOR INFORMATION

For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE

MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)


For share prices, account balances and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.


                               TOP-RATED SERVICE

For the second year in a row, MFS earned a #1 ranking in DALBAR, Inc.'s Broker/Dealer Survey, Main Office Operations Service Quality category. The firm achieved a 3.49 overall score -- on a scale of 1 to 4 -- in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive from 36 mutual fund companies nationwide. The survey contained questions about service quality in 17 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

Declining interest rates and favorable inflation outlooks helped create opportunities in both fixed-income and equity markets around the world during the past 12 months, although the global economic situation presented a mixed picture. For the year ended October 31, 1995, Class A shares of the Fund provided a total return of +10.63%, Class B shares +9.75% and Class C shares +9.84%. These returns include the reinvestment of distributions but exclude the effects of any sales charges. A discussion of the Fund's performance as well as our outlook for the coming fiscal year can be found in the Portfolio Performance and Strategy section of this letter.

U.S. Outlook

Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Global Outlook

As in the United States, a pattern of slow to moderate growth along with low and controlled inflation remains a dominant theme in major industrialized countries. While the recent recovery of the dollar against the yen and the mark has added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth, in the near term at least. And although central banks in Europe and Japan have lowered interest rates in an attempt to stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run.

U.S. Bond Market


Given the unexpected strength of the economy in the third quarter, prospects for further decreases in short-term interest rates by the Federal Reserve seem uncertain in the near term. Long-term rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation. While there have been some increases in commodity prices, companies have found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term government bonds yielding over 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Stock Markets


After some volatility late in the third quarter, the U.S. stock market appears to have stabilized. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and that inflation - an enemy of long-term equity valuations - is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

     Meanwhile, according to Datastream, an independent financial database service, the performance of the European markets (in local currencies) varied widely, with Switzerland gaining 22%, Sweden up 19%, and the United Kingdom ahead 18%. At the same time, Germany was ahead just 2%, while France was down 2% and the Italian stock market fell 7%. In general, the markets of the Pacific Rim showed improved performance during the second half, but not enough to offset weak first-half returns. Japan finished the yea r down 10%, while Singapore, Malaysia, Thailand and Korea showed losses ranging from 8% to 14%.

     When measured in U.S. dollars, currency movements had a noticeable impact on international stock market returns during the past 12 months. The U.S. dollar fell 7% versus the mark, 10% against the Swiss franc and 2% against the Australian dollar, thereby aiding U.S. dollar-based returns. Conversely, the U.S. dollar strengthened 5% against the yen, with a 22% gain against the yen in the second half alone.

Portfolio Performance and Strategy

Although the Fund's return underperformed that of a benchmark made up of 60% of the Morgan Stanley Capital International World Index (the MSCI) and 40% of the J.P. Morgan Global Government Bond Index, its performance during the 12 months ended October 31, 1995 compared favorably with similar funds. The +10.63% total return of the Fund's Class A shares compared to an average +9.27% return for the Lipper global flexible fund category as determined by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

     Factors having a positive effect on the equity holdings during the past year included overweightings in the United States, which was important since it accounts for 35% to 40% of the MSCI, and an underweighting in Japan, which is also heavily weighted at about 25% of the MSCI. Among other countries which did well and were overweighted were Sweden and the Netherlands. Countries hurting performance were France, Italy and Australia. In the various industry sectors, our holdings in financial services stocks, which in last year's annual report were mentioned as likely additions, did very well, as did pharmaceutical stocks. The absence of much in the way of technology stocks, except IBM, hurt performance. The Fund's emphasis on value and income is apt to lead to the omission of stocks of that sort. Furthermore, the technology craze was almost exclusively a U.S. phenomenon and so tended to be underrepresented in global portfolios. We believe there are exciting opportunities that fit our emphasis on value and income. On the bond side, our overweighting in core European markets and Japan contributed to the performance against the benchmark, while our underweighting in the U.S. market in the first part of the year had a negative effect on bond performance.

     As we enter 1996, the equity position of the portfolio is fully invested with 60% of assets invested in U.S. and foreign stocks and convertible securities. Foreign holdings in 18 countries account for approximately 62% of the total equity position, higher than earlier in the year, and likely to go higher still, since the United States is unlikely to repeat 1995's outperformance. Far Eastern holdings, including Japanese stocks, are likely to be increased. For some time now, our stock investments have been concentrated in companies that are not dependent upon the business cycle for them to outperform. Approximately 58% of the holdings is in financial services stocks, utilities, consumer staples, special situation retailers, and health care stocks, all of which we believe will perform well in a slower growth economy.

     As we anticipated, the dollar did recover somewhat during the last six months. However, we believe the dollar cannot begin a long-term rally until the United States becomes less reliant on foreign capital to finance its investments.

For next year, we expect that the dollar's overall trend will remain downward, although slow U.S. growth, if it continues, could lead to a cyclical reduction in our borrowing of foreign capital, taking some of the pressure off the dollar.

     The majority of our foreign-based bond holdings remains in Europe. The core markets, such as Germany and the Netherlands, provided solid returns against a backdrop of slow growth, low inflation and declining official interest rates, and remain an important anchor to our foreign holdings. Other European markets, such as Denmark, offer a combination of higher yields with moderate growth and low inflation. The highest yielding markets have recovered over the last six months, and the Fund has increased both its bond and currency weightings in these markets. We believe the first part of next year should be supportive of fixed-income investments. Moderate to slow growth, with commensurate declines in overall inflation rates, could lead to further reductions in official interest rates.

     In addition to these economic developments, European governments are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds because lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces the supply pressures on the bond market.

     In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We now feel this process may be drawing to an end, given a reversal of priorities at the central bank from fighting inflation, which is now non-existent, to offsetting the downward spiral of deflation. Thus, the weighting in Japan will most likely be reduced in the coming year.

     The high returns of the U.S. market have been echoed in other U.S. dollar-bloc markets. Australia, New Zealand and Canada have all contributed to performance over the last 12 months. The Australian market currently offers significantly higher yields than the U.S. market, and we believe it represents good value. As long as the outlook for U.S. bonds remains positive, these related markets could perform well.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,


[A photo of A. Keith Brodkin                   [A photo of Frederick J. Simmons
Chairman and President]                        Portfolio Manager]


[Signature]                                    [Signature]

A. Keith Brodkin                               Frederick J. Simmons
Chairman and President                         Portfolio Manager

November 10, 1995

PORTFOLIO MANAGER PROFILE

A graduate of Tufts University and the Amos Tuck School of Business Administration of Dartmouth College, Frederick Simmons began his career at MFS in 1971 as a research specialist and was named Senior Vice President in 1983. In 1991, he became the Portfolio Manager for MFS World Total Return Fund.

TAX FORM SUMMARY

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995. For the year ended October 31, 1995, the amount of distributions from income e ligible for the 70% dividends-received deduction for corporations came to 40%.

The Fund is estimated to have derived approximately 42% of its ordinary income from dividends paid by foreign companies, and to have paid foreign taxes equivalent to approximately 3% of its ordinary income.

PERFORMANCE

The information on the following page illustrates the historical performance of MFS World Total Return Fund Class A shares in comparison to various market indicators. Fund results in the graph reflect the deduction of the 4.75% maximum sales charge. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Class B shares were offered effective September 7, 1993. Information on Class B share performance appears on the next page.

Please note that effective January 3, 1994, Class C shares were offered. Information on Class C share performance appears on the next page.

In the table on the next page, we have included the average annual total returns of all global flexible portfolio funds (including the Fund) tracked by Lipper Analytical Services, Inc. for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical, and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF A HYPOTHETICAL $10,000* INVESTMENT

(For the Period from September 4, 1990 to October 31, 1995)


Line graph representing the growth of a $10,000 investment for the five-year period ended October 31, 1995. The graph is scaled from $5,000 to $30,000 in $5,000 segments. The years are marked in 12-month segments from 1990 to 1995. There are four lines drawn to scale. One is a solid line representing MFS World Total Return Fund (Class A), a second line of short dashes represents the S&P 500, a third line of very short dashes reprsents the MSCI World Index - 60%/J.P. Morgan Global Government Bond Index - 40%, and a fourth line of medium-short dashes represents the Consumer Price Index.

     MFS World Total Return Fund (Class A)                        $16,936
     S&P 500                                                      $16,894
     MSCI World Index                                             $20,965
     Consumer Price Index                                         $11,679

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                                   Life Of Class
                                                                                                                         Through
                                                                                 1 Year      3 Years       5 Years      10/31/95
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class A) including
    4.75% Sales Charge                                                          + 5.36%       + 8.88%        +10.91%    +10.70%*
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class A) at net
    asset value                                                                 +10.63        +10.66%        +12.00%    +11.74%*
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class B) With CDSC**                               + 5.75%         --             --       + 6.62%+++
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class B) Without CDSC                              + 9.75%         --             --       + 7.91%+++
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class C)                                           + 9.84%         --             --       + 5.19%#
-----------------------------------------------------------------------------------------------------------------------------------
Average global flexible portfolio fund                                          + 9.27%       +10.16%        +10.06%    + 9.33%#
-----------------------------------------------------------------------------------------------------------------------------------
60% Morgan Stanley Capital International (MSCI)
    World Index+ 40% J.P. Morgan Global Government
    Bond Index                                                                  +12.20%       +12.87%        +10.93%    +10.74%#
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index                                           +26.41%       +14.69%        +17.22%    +15.40%#
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index                                                            + 2.81%       + 2.72%        + 2.86%    + 3.05%#
-----------------------------------------------------------------------------------------------------------------------------------

    * For the period from the commencement of offering of Class A shares, September 4, 1990 to October 31, 1995. Benchmark comparisons begin on September 1, 1990.
   ** These returns reflect the current Class B contingent deferred sales charge (CDSC) of 4% for the 1-year period and 3% for the period commencing September 7, 1993.
  +++ For the period from the commencement of offering of Class B shares, September 7, 1993 to October 31, 1995.
    # For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1995. Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.
    + The MSCI World Index is a broad, unmanaged index of global equities.
   ++ The J.P. Morgan Global Government Bond Index is an aggregate of actively traded government bonds issued from 13 countries, including the U.S., with remaining maturities of at least one year.
   ss The Standard & Poor's 500 Composite Index is a popular, unmanaged index of common stock performance.
ss ss The Consumer Price Index is a popular measure of change in prices.

PORTFOLIO OF INVESTMENTS - October 31, 1995

Common Stocks - 59.4%
================================================================================
Issuer                                                    Shares         Value
--------------------------------------------------------------------------------
U.S. Common Stocks - 22.1%
  Aerospace - 0.7%
    Lockheed Martin Corp.                                 19,200   $  1,308,000
--------------------------------------------------------------------------------
  Apparel And Textiles - 0.6%
    Gucci Group*                                          35,100   $  1,053,000
--------------------------------------------------------------------------------
  Banks and Credit Companies - 1.5%
    Barnett Banks, Inc.                                   29,800   $  1,646,450
    Norwest Corp.                                         34,500      1,017,750
                                                                   ------------
                                                                   $  2,664,200
--------------------------------------------------------------------------------
  Biotechnology - 0.3%
    Guidant Corp.                                         16,423   $    525,536
--------------------------------------------------------------------------------
  Business Machines - 1.6%
    International Business Machines Corp.                 12,500   $  1,215,625
    Xerox Corp.                                           12,000      1,557,000
                                                                   ------------
                                                                   $  2,772,625
--------------------------------------------------------------------------------
  Consumer Goods and Services - 2.3%
    Philip Morris Cos., Inc.                              34,200   $  2,889,900
    Tyco International Ltd.                               19,000      1,154,250
                                                                   ------------
                                                                   $  4,044,150
--------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    General Electric Co.                                  25,600   $  1,619,200

--------------------------------------------------------------------------------
  Electronics - 0.7%
    Sony Corp.                                            29,000   $  1,326,750
--------------------------------------------------------------------------------
  Financial Institutions - 1.0%
    Federal Home Loan Mortgage Corp.                      16,700   $  1,156,475
    ROC Communities, Inc.                                 16,000        360,000
    Walden Residential Properties, Inc.                   16,400        301,350
                                                                   ------------
                                                                   $  1,817,825
--------------------------------------------------------------------------------
  Food and Beverage Products - 1.4%
    General Mills, Inc.                                   25,000   $  1,434,375
    Universal Foods Corp.                                 31,000      1,061,750
                                                                   ------------
                                                                   $  2,496,125
--------------------------------------------------------------------------------
  Insurance - 2.8%
    CIGNA Corp.                                           11,700   $  1,159,763
    MBIA, Inc.                                            15,400      1,072,225
    St. Paul Cos., Inc.                                   26,400      1,339,800
    Transamerica Corp.                                    22,000      1,490,500
                                                                   ------------
                                                                   $  5,062,288
--------------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co., Inc.                                     10,000   $    893,750
    Ingersoll Rand Co.                                    27,500        972,813
                                                                   ------------
                                                                   $  1,866,563
--------------------------------------------------------------------------------
  Medical and Health Products - 2.2%
    Lilly (Eli) & Co.                                      9,294   $    898,033
    Schering Plough Corp.                                 32,000      1,716,000
    Warner-Lambert Co.                                    15,000      1,276,875
                                                                   ------------
                                                                   $  3,890,908
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
================================================================================
Issuer                                                    Shares         Value
--------------------------------------------------------------------------------
U.S. Common Stocks - continued
  Oils - 1.9%
    Amoco Corp.                                           18,000   $  1,149,750
    Exxon Corp.                                           10,600        809,575
    Mobil Corp.                                           13,700      1,380,275
                                                                   ------------
                                                                   $  3,339,600
--------------------------------------------------------------------------------
  Photographic Products - 1.0%
    Eastman Kodak Co.                                     28,800   $  1,803,600
--------------------------------------------------------------------------------
  Pollution Control - 0.6%
    WMX Technologies, Inc.                                39,000   $  1,096,875
--------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Deluxe Corp.                                          17,500   $    470,312
--------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Darden Restaurants, Inc.                              15,000   $    170,625
--------------------------------------------------------------------------------
  Utilities - Gas - 1.2%
    Coastal Corp.                                         34,000   $  1,100,750
    Westcoast Energy, Inc.                                68,000      1,003,000
                                                                   ------------
                                                                   $  2,103,750
--------------------------------------------------------------------------------
Total U.S. Common Stocks                                           $ 39,431,932
--------------------------------------------------------------------------------
Foreign Stocks - 37.3%
  Argentina - 0.2%
    Central Costenera, ADR (Utilities - Electric)##       13,167   $    358,801
    Mirgor Sacifia, ADR (Auto Parts)*##                   47,930         95,860
                                                                   ------------
                                                                   $    454,661
--------------------------------------------------------------------------------
  Australia - 4.1%
    Australia & New Zealand Bank Group Ltd.
      (Banks and Credit Cos.)                            285,000   $  1,192,868
    Broken Hill Proprietary Co. (Metals)                 145,011      1,962,084
    Q.B.E. Insurance Group Ltd. (Insurance)              280,000      1,235,864
    Seven Network Ltd. (Entertainment)                   412,000      1,069,144
    Woolworth Ltd. ADR (Retail - Food)##                  78,500      1,825,125
                                                                   ------------
                                                                   $  7,285,085
--------------------------------------------------------------------------------
  Canada - 0.7%
    Hudsons Bay Co. (Stores)                              70,000   $  1,308,594
--------------------------------------------------------------------------------
  Denmark - 1.1%
    Tele Denmark A/S, ADR (Telecommunications)            78,000   $  2,037,750
--------------------------------------------------------------------------------
  France - 3.7%
    Elf Aquitaine, ADS (Oils)                             35,400   $  1,194,750
    LVMH Moet-Hennessy (Luggage and Beverage)              3,000        597,849
    Pinault-Printemps S.A. (Retail)                        9,900      2,149,309
    Television Francaise (Entertainment)                  14,500      1,499,744
    Total S.A., ADR (Oils)                                35,000      1,080,625
                                                                   ------------
                                                                   $  6,522,277
--------------------------------------------------------------------------------
  Germany - 1.0%
    Deutsche Bank AG (Banks and Credit Companies)         22,000   $    994,914
    Hornbach Baumarkt AG (Retail)                          8,400        423,610
    Praktiker Bau-Und Heimwerker (Retail)*                10,700        338,199
                                                                   ------------
                                                                   $  1,756,723
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
================================================================================
Issuer                                                    Shares         Value
--------------------------------------------------------------------------------
Foreign Stocks - continued
  Hong Kong - 0.7%
    Consolidated Electric Power Asia Ltd., ADR
      (Utilities -Electric)##                             13,600   $    275,400
    Giordano International Ltd. (Retail)                 624,000        516,583
    Wharf Holdings Ltd. (Real Estate)                    150,000        506,416
                                                                   ------------
                                                                   $  1,298,399
--------------------------------------------------------------------------------
  Italy - 1.3%
    Instituto Nazionale delle Assicurazioni
      (Insurance)                                        392,000   $    516,503
    Luxottica Group (Medical Supplies -Eyeware)           13,100        638,625
    Telecom Italia  RNC (Utilities - Telephone)          475,000        561,635
    Telecom Italia Mobile DRNC (Telecommunications)*     475,000        528,774
                                                                   ------------
                                                                   $  2,245,537
--------------------------------------------------------------------------------
  Japan - 6.2%
    DDI Corp. (Telecommunications)                           139   $  1,127,615
    Dai Nippon Printing Co., Ltd. (Printing)              64,000      1,020,844
    Daiwa House Industry Co.
      (Manufacturer - Housing)                            37,000        553,968
    East Japan Railway Co. (Railroads)                       135        638,076
    Hitachi Ltd. (Electrical Equipment)*                 135,000      1,387,122
    ITO Yokado Co. (Retail)                               30,000      1,641,061
    Kirin Beverage (Beverages)                            26,000        394,363
    MOS Food Services (Food Services)                     11,000        275,565
    Matsushita Electric Industrial Co.
      (Electrical Equipment)                             119,000      1,688,521
    Murata Manufacturing Co., Ltd.
      (Electrical Equipment)                              24,000        843,135
    Nippondenso Co., Ltd. (Auto Parts)                    57,000      1,043,057
    Nissen Corp. (Retail)                                 13,200        381,055
                                                                   ------------
                                                                   $ 10,994,382
--------------------------------------------------------------------------------
  Korea - 0.6%
    Korea Electric Power Corp.
      (Utilities - Electric)                              17,000   $    769,899
    Korea Electric Power Corp., ADR
      (Utilities - Electric)                              15,000        371,250
                                                                   ------------
                                                                   $  1,141,149
--------------------------------------------------------------------------------
  Malaysia - 0.1%
    Petronas Gas Berhad (Oil/Gas Domestic)*##             47,800   $    161,843
--------------------------------------------------------------------------------
  Mexico - 0.1%

    Grupo Casa Autrey ADR (Wholesale Distributors)        14,000   $    178,500
--------------------------------------------------------------------------------
  Netherlands - 3.0%
    IHC Caland (Transportation - Marine)*                 25,000   $    711,434
    Royal Dutch Petroleum Co. (Oils)                      11,500      1,413,063
    Royal PTT Nederland N.V. (Commercial Services)        32,400      1,139,688
    Wolters Kluwer (Publishing)                           22,357      2,034,773
                                                                   ------------
                                                                   $  5,298,958
--------------------------------------------------------------------------------
  New Zealand - 1.7%
    Lion Nathan Ltd. (Food and Beverage)               1,002,000   $  2,275,629
    Telecom of New Zealand, ADR (Telecommunications)      10,300        683,663
                                                                   ------------
                                                                   $  2,959,292
--------------------------------------------------------------------------------
  Norway - 0.1%
    Fokus Bank A/S (Financial - Banks)*##                 30,200   $    160,084
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
================================================================================
Issuer                                                    Shares         Value
--------------------------------------------------------------------------------
Foreign Stocks - continued
  Singapore - 0.6%
    Hong Leong Finance (Financial Services)              199,000   $    603,200
    Singapore Press Holdings (Publishing - Newspaper)     33,000        516,501
                                                                   ------------
                                                                   $  1,119,701
--------------------------------------------------------------------------------
  Spain - 1.6%
    Iberdrola S.A. (Utilities - Electric)                242,000   $  1,825,666
    Repsol S.A. (Oil/Gas Exploration)                     32,000        956,458
                                                                   ------------
                                                                   $  2,782,124
--------------------------------------------------------------------------------
  Sweden - 3.6%
    Asea AB, "B" (Electrical Equipment)                   20,500   $  2,024,928
    Astra AB, "B" (Pharmaceuticals)                       69,500      2,515,419
    Hennes & Mauritz AB, "B" (Retail)                     14,900        975,193
    Nordbanken AB (Financial - Banks)*                    31,200        465,805
    Sparbanken Sverige AB
      (Financial - Savings and Loan)                      46,400        489,813
                                                                   ------------
                                                                   $  6,471,158
--------------------------------------------------------------------------------
  Switzerland - 1.2%
    Nestle A.G. (Food and Beverage)                        1,200   $  1,258,150
    Sandoz Ltd. AG-R (Pharmaceuticals)                     1,100        908,106
                                                                   ------------
                                                                   $  2,166,256
--------------------------------------------------------------------------------
  United Kingdom - 5.7%
    British Petroleum PLC, ADR (Oils)                     16,400   $  1,447,300
    London Electricity PLC (Utilities - Electric)         60,000        855,637
    Mai PLC (Finance)                                    120,000        623,230
    PowerGen PLC, ADR (Utilities - Electric)              60,000      2,227,500
    Reuters Holdings PLC, ADR (Financial Services)        32,000      1,776,000
    Storehouse PLC (Retail)                              240,000      1,138,320
    Tomkins PLC (Conglomerate)                           255,000      1,005,872
    Unilever N.V. (Consumer Goods)                        61,000      1,185,260
                                                                   ------------
                                                                   $ 10,259,119
--------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 66,601,592
--------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $91,994,480)                 $106,033,524
--------------------------------------------------------------------------------

Convertible Preferred Stocks - 0.5%
================================================================================
    Allstate Corp., 6.76s (Insurance)                     12,500   $    543,750
    Compania Inversiones Telephones, 7s
      (Utilities - Telephone)##                            6,000        261,000
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $857,000)                                      $    804,750
--------------------------------------------------------------------------------

Non-Convertible Bonds - 30.5%
================================================================================
                                                Principal Amount
                                                   (000 Omitted)
--------------------------------------------------------------------------------
U.S. Government Guaranteed - 11.9%
  Government National Mortgage Assn. - 2.4%
    GNMA, 8s, 2025                                    $    4,151   $  4,271,233
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS - continued

Non-Convertible Bonds - continued
================================================================================
                                                Principal Amount
Issuer                                             (000 Omitted)          Value
--------------------------------------------------------------------------------
U.S. Government Guaranteed - continued
  U.S. Treasury Obligations - 9.5%
    U.S. Treasury Notes, 6.25s, 2003                  $    5,700   $  5,800,662
    U.S. Treasury Notes, 7.25s, 2004                       3,240      3,505,777
    U.S. Treasury Notes, 6.5s, 2005                        7,400      7,663,588
                                                                   ------------
                                                                   $ 16,970,027
--------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                   $ 21,241,260
--------------------------------------------------------------------------------
Foreign Non-Convertible Bonds - 18.6%
  Australia - 1.9%
    Commonwealth of Australia, 8.75s, 2001     AUD           500   $    386,017
    Commonwealth of Australia, 9.75s, 2002                 1,250      1,005,947
    Commonwealth of Australia, 9.5s, 2003                  2,400      1,906,762
                                                                   ------------
                                                                   $  3,298,726
--------------------------------------------------------------------------------
  Canada - 2.3%
    Government of Canada, 9.75s, 2001          CAD         2,800   $  2,336,458
    Government of Canada, 8.5s, 2002                       2,300      1,814,844
                                                                   ------------
                                                                   $  4,151,302
--------------------------------------------------------------------------------
  Denmark - 2.0%
    Kingdom of Denmark, 9s, 1998               DKK        10,470   $  2,049,720
    Kingdom of Denmark, 9s, 2000                           7,440      1,475,196
                                                                   ------------
                                                                   $  3,524,916

--------------------------------------------------------------------------------
  France - 1.0%
    Government of France, 7.75s, 2000          FRF         8,400   $  1,798,710
--------------------------------------------------------------------------------
  Germany - 6.6%
    Deutschland Republic, 8.5s, 2000           DEM         2,790   $  2,221,457
    Deutschland Republic, 6.5s, 2003                       3,020      2,170,779
    Deutschland Republic, 6.875s, 2005                     2,900      2,118,510
    German Unity Fund, 8.5s, 2001                          2,980      2,378,031
    Nordrhein Westfalen, 6.25s, 2002                       4,140      2,922,907
                                                                   ------------
                                                                   $ 11,811,684
--------------------------------------------------------------------------------
  Italy - 0.9%
    Republic of Italy, 8.5s, 1999              ITL     2,120,000   $  1,246,400
    Republic of Italy, 9.5s, 1999                        585,000        347,762
                                                                   ------------
                                                                   $  1,594,162
--------------------------------------------------------------------------------
  Netherlands - 1.7%
    Dutch State Loan, 6.25s, 1998              NLG           690   $    453,061
    Netherlands Government, 8.25s, 2007                    3,690      2,627,529
                                                                   ------------
                                                                   $  3,080,590
--------------------------------------------------------------------------------
  New Zealand - 1.2%
    Government of New Zealand, 10s, 2002       NZD         3,000   $  2,252,932
--------------------------------------------------------------------------------
  Spain - 1.0%
    Government of Spain, 10.9s, 2003           ESP       206,000   $  1,699,014
--------------------------------------------------------------------------------
Total Foreign Non-Convertible Bonds                                $ 33,212,036
--------------------------------------------------------------------------------
Total Non-convertible Bonds
  (Identified Cost, $52,833,216)                                   $ 54,453,296
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Convertible Bonds - 1.9%
================================================================================
                                                Principal Amount
Issuer                                             (000 Omitted)          Value
--------------------------------------------------------------------------------
Foreign Convertible Bond
    Essilor International, 6.5s, 1999          FRF    $        7   $    739,531
--------------------------------------------------------------------------------
U.S. Convertible Bonds
    MBL International Finance Bermuda, 3s, 2002       $      728   $    752,570
    PIV Investment Finance Cayman Ltd.,
      4.5s, 2000##                                           455        369,688
    Roche Holdings, Inc., 0s, 2010##                       3,200      1,330,000
    Sandoz Capital BVI Ltd., 2s, 2002##                      334        293,085
                                                                   ------------
                                                                   $  2,745,343
--------------------------------------------------------------------------------
Total Convertible Bonds
  (Identified Cost, $3,375,813)                                    $  3,484,874
--------------------------------------------------------------------------------

Call Options Purchased - 0.1%
================================================================================
                                                Principal Amount
                                                    of Contracts
Issuer/Expiration Date/Strike Price                (000 Omitted)
--------------------------------------------------------------------------------
  Canadian Dollars
    November/1.38                              CAD         5,342   $     29,666

  Italian Lire/Deutsche Marks
    November/1050.0                            ITL     6,958,924              0

  Japanese Government Bonds
    December/111.563                           JPY       420,000         34,949
    December/112.062                                     111,000         10,989
    December/115.156                                     465,000         94,395
--------------------------------------------------------------------------------
Total Call Options Purchased
  (Premiums Paid, $136,209)                                         $   169,999
--------------------------------------------------------------------------------

Put Options Purchased - 0.1%
================================================================================
  Deutsche Marks
    December/1.420                             DEM     0,004,436   $     25,101
    December/1.510                                         6,843          2,108

  Deutsche Marks/British Pounds
    January/2.23                                           5,575         49,991
--------------------------------------------------------------------------------
  Swedish Kronor/Deutsche Marks
    November/5.0                               SEK        25,366              0

Total Put Options Purchased
  (Premiums Paid, $140,511)                                        $     77,200
--------------------------------------------------------------------------------

Short-Term Obligations - 7.7%
================================================================================
                                                Principal Amount
Issuer                                             (000 Omitted)
--------------------------------------------------------------------------------
    Federal Farm Credit, due 9/05/95 - 11/03/95       $    2,000   $  1,999,375
    Federal National Mortgage Assn.,
      due 10/12/95 - 11/10/95                              4,075      4,069,275
    General Electric Co., due 10/31/95 - 11/01/95          4,490      4,490,000
    Wal Mart Stores, due 10/30/95 - 11/09/95               3,150      3,146,010
--------------------------------------------------------------------------------
Total Short-term Obligations, at Amortized Cost                    $ 13,704,660
--------------------------------------------------------------------------------
Total Investments (Identified Cost $163,041,889)                   $178,728,303
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Call Options Written - (0.1)%
================================================================================
                                                Principal Amount
                                                    of Contracts
Issuer/Expiration Date/Strike Price                (000 Omitted)          Value
--------------------------------------------------------------------------------
  Australian Dollars
    January/0.77                               AUD        (1,953)  $    (18,532)

  Deutsche Marks
    November/1.380                             DEM        (5,388)       (12,063)

  Deutsche Marks/British Pounds
    January/2.1238                                        (5,310)       (12,504)

  Italian Lire/Deutsche Marks
    August/1125.0                              ITL    (9,941,320)      (139,178)

  Japanese Yen
    July/75.0                                  JPY      (328,362)        (1,970)
--------------------------------------------------------------------------------
Total Call Options Written
  (Premiums Received, $294,142)                                    $   (184,247)
--------------------------------------------------------------------------------

Put Options Written - (0.3)%
================================================================================
  Australian Dollars
    January/0.745                              AUD        (1,904)  $    (15,211)

  Deutsche Marks
    December/1.46                              DEM        (4,561)        (9,287)
    December/1.560                                        (7,070)          (177)

  Italian Lire/Deutsche Marks
    August/1125.0                              ITL    (9,941,320)      (457,301)

  Japanese Government Bonds
    December/112.062                           JPY      (111,000)       (10,101)

  Japanese Yen
    November/109.0                                      (323,201)          (646)
--------------------------------------------------------------------------------
Total Put Options Written
  (Premiums Received, $456,014)                                    $   (492,723)
--------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.2%                              $    349,962
================================================================================
Net Assets - 100.0%                                                $178,401,295
--------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

    AUD = Australian Dollars              FRF = French Francs
    CAD = Canadian Dollars                GBP = British Pounds
    CHF = Swiss Francs                    IEP = Irish Punts
    DEM = Deutsche Marks                  ITL = Italian Lire
    DKK = Danish Kroner                   JPY = Japanese Yen
    ESP = Spanish Pesetas                 NLG = Dutch Guilders
    FIM = Finnish Markkaa                 NZD = New Zealand Dollars
                                          SEK = Swedish Kronor

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
================================================================================
October 31, 1995
--------------------------------------------------------------------------------
Assets:
    Investments, at value (identified cost, $163,041,889)        $  178,728,303
    Cash                                                                  1,151
    Foreign currency, at value (identified cost, $2,970)                  3,537
    Net receivable for forward foreign currency
        exchange contracts purchased                                  1,030,286
    Premium receivable on options written                                12,184
    Receivable for Fund shares sold                                      77,723
    Receivable for investments sold                                      29,075
    Interest and dividends receivable                                 1,554,085
    Other assets                                                          2,111
                                                                 --------------
              Total assets                                       $  181,438,455
                                                                 --------------
Liabilities:
    Payable for Fund shares reacquired                           $      240,855
    Payable for investments purchased                                   920,735
    Net payable for forward foreign currency
        exchange contracts sold                                         916,341
    Net payable for forward foreign currency
        exchange contracts                                               44,215
    Written options outstanding, at value
        (premiums received, $750,156)                                   676,970
    Payable to affiliates -
        Management fee                                                   11,531
        Shareholder servicing agent fee                                   2,496
        Distribution fee                                                 43,080
    Accrued expenses and other liabilities                               180,937
                                                                 --------------
              Total liabilities                                  $    3,037,160
                                                                 --------------
Net assets                                                       $  178,401,295
                                                                 --------------
Net assets consist of:
    Paid-in capital                                              $  157,735,131
    Unrealized appreciation on investments and translation
        of assets and liabilities in foreign currencies              15,847,558
    Accumulated distributions in excess of net realized gain
        on investments and foreign currency transactions               (402,060)
    Accumulated undistributed net investment income                   5,220,666
                                                                 --------------
              Total                                              $  178,401,295
                                                                 --------------
Shares of beneficial interest outstanding                          15,446,640
                                                                 --------------
Class A shares:
    Net asset value and redemption price per share
         net assets of $110,293,556 / 9,536,061 shares
         of beneficial interest outstanding)                          $11.57
                                                                      ------
    Offering price per share (100/95.25 of
         net asset value per share)                                   $12.15
                                                                      ------
Class B shares:
      Net asset value and offering price per share
         (net assets of $57,213,608 / 4,965,263 shares
         of beneficial interest outstanding)                          $11.52
                                                                      ------
Class C shares:
      Net asset value, offering price and redemption price
         per share (net assets of $10,894,131 / 945,316
         shares of beneficial interest outstanding)                   $11.52
                                                                      ------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
================================================================================
Year Ended October 31, 1995
--------------------------------------------------------------------------------
Net Investment Income:
    Income -
      Interest                                                     $  5,176,435
      Dividends                                                       2,987,225
      Foreign taxes withheld                                           (145,641)
                                                                   ------------
        Total investment income                                    $  8,018,019
                                                                   ------------
    Expenses -
      Management fee                                               $  1,479,587
      Trustees' compensation                                             35,843
      Shareholder servicing agent fee (Class A)                         155,157
      Shareholder servicing agent fee (Class B)                         114,929
      Shareholder servicing agent fee (Class C)                          15,694
      Distribution and service fee (Class A)                            362,335
      Distribution and service fee (Class B)                            522,400
      Distribution and service fee (Class C)                            104,630
      Custodian fee                                                     194,333
      Printing                                                           78,882
      Postage                                                            55,584
      Auditing fees                                                      35,600
      Amortization of organizations expenses                             14,076
      Legal fees                                                         11,597
      Miscellaneous                                                     201,767
                                                                   ------------
        Total expenses                                             $  3,382,414
                                                                   ------------
      Fees paid indirectly                                               (1,326)
                                                                   ------------
        Net expenses                                               $  3,381,088
                                                                   ------------
           Net investment income                                   $  4,636,931
                                                                   ------------

Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                      $  7,079,959
      Written option transactions                                       168,284
      Foreign currency transactions                                  (3,498,974)
                                                                   ------------
         Net realized gain on investments and
           foreign currency transactions                           $  3,749,269
                                                                   ------------
    Change in unrealized appreciation (depreciation) -
      Investments                                                  $  7,918,550
      Written options                                                   610,278
      Translation of assets and liabilities in foreign currencies      (341,371)
                                                                   ------------
         Net unrealized gain on investments                        $  8,187,457
                                                                   ------------
           Net realized and unrealized gain on
             investments and foreign currency                      $ 11,936,726
                                                                   ------------
               Increase in net assets from operations              $ 16,573,657
                                                                   ------------

See notes to financial statements

Statement of Changes in Net Assets
================================================================================
Year Ended October 31,                                      1995           1994
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
    Net investment income                           $  4,636,931   $  3,273,968
                                                    ------------   ------------
    Net realized gain on investments and
      foreign currency transactions                    3,749,269        636,673
    Net unrealized gain on investments and
      foreign currency translation                     8,187,457        173,343
                                                    ------------   ------------
      Increase in net assets from operations        $ 16,573,657   $  4,083,984
                                                    ------------   ------------
Distributions declared to shareholders -
    From net investment income (Class A)            $   (734,229)  $ (1,963,576)
    From net investment income (Class B)                (140,223)      (497,186)
    From net investment income (Class C)                 (27,610)      (102,055)
    From net realized gain on investments and
      foreign currency transactions (Class A)           (453,126)    (2,611,400)
    From net realized gain on investments and
      foreign currency transactions (Class B)            (72,338)      (661,218)
    From net realized gain on investments and
      foreign currency transactions (Class C)            (13,755)      (135,725)
    In excess of net realized gain on investments and
      foreign currency transactions (Class A)               --       (3,060,839)
    In excess of net realized gain on investments and
      foreign currency transactions (Class B)               --         (775,018)
    In excess of net realized gain on investments and
      foreign currency transactions (Class C)               --         (159,084)
    From paid-in capital (Class A)                          --         (774,051)
    From paid-in capital (Class B)                          --         (195,993)
    From paid-in capital (Class C)                          --          (40,231)
                                                    ------------   ------------
      Total distributions declared to shareholders  $ (1,441,281)  $(10,976,376)
                                                    ------------   ------------

Fund share (principal) transactions -
    Net proceeds from sale of shares                $ 44,197,817   $109,302,626
    Net asset value of shares issued
      to shareholders in reinvestment
      of distributions                                 1,279,372      9,514,906
                                                    ------------   ------------
    Cost of shares reacquired                        (40,657,870)   (29,119,416)
                                                    ------------   ------------
      Increase in net assets from Fund
        share transactions                          $  4,819,319   $ 89,698,116
                                                    ------------   ------------
        Total increase in net assets                $ 19,951,695   $ 82,805,724

Net assets:
    At beginning of year                             158,449,600     75,643,876
                                                    ------------   ------------
    At end of year (including accumulated
      undistributed net investment income
      [accumulated distributions in excess of
      net investment income] of $5,220,666 and
      $(335,220), respectively)                     $178,401,295   $158,449,600
                                                    ------------   ------------

See notes to financial statements


FINANCIAL STATEMENTS - continued

Financial Highlights
================================================================================================================================
Year Ended October 31,                                                    1995      1994      1993     1992      1991      1990*
--------------------------------------------------------------------------------------------------------------------------------
                                                                  Class A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                                 $  10.58   $ 11.19   $ 10.21   $  9.42   $  8.55   $  8.50
                                                                      --------   -------   -------   -------   -------   -------
Income from investment operations# -
    Net investment income                                             $    .33   $  0.30   $  0.28   $  0.36   $  0.37   $  0.08
    Net realized and unrealized gain
         (loss) on investments and foreign
         currency transactions                                            0.79      0.15      1.42      0.86      0.88     (0.03)
                                                                      --------   -------   -------   -------   -------   -------
         Total from investment
            operations                                                $   1.12   $  0.45   $  1.70   $  1.22   $  1.25   $  0.05
                                                                      --------   -------   -------   -------   -------   -------
Less distributions declared to
    shareholders -
    From net investment income                                        $  (0.08)  $ (0.25)  $ (0.45)  $ (0.26)  $ (0.38)  $  --
    From net realized gain on
        investments and foreign
        currency transactions                                            (0.05)    (0.33)    (0.27)    (0.17)     --        --
    In excess of net realized gain on
        investments and foreign currency
        transactions                                                      --       (0.38)     --        --        --        --
    From paid-in capital                                                  --       (0.10)     --        --        --        --
                                                                      --------   -------   -------   -------   -------   -------
        Total distributions declared to
            shareholders                                              $  (0.13)  $ (1.06)  $ (0.72)  $ (0.43)  $ (0.38)  $  --
                                                                      --------   -------   -------   -------   -------   -------
Net asset value - end of period                                       $  11.57   $ 10.58   $ 11.19   $ 10.21   $  9.42   $  8.55
                                                                      --------   -------   -------   -------   -------   -------
Total return+++                                                         10.63%     4.10%    17.78%    13.14%    14.94%     3.76%+
Ratios (to average daily net assets)/Supplemental data:
    Expenses##                                                           1.77%     1.76%     1.92%     1.84%     2.18%     1.57%+
    Net investment income                                                3.06%     2.81%     2.96%     3.65%     4.05%     3.14%+

Portfolio turnover                                                        160%      118%      112%       72%      134%        2%

Net assets at end of period (000 omitted)                             $110,294   $99,870   $71,262   $44,707   $30,847   $12,510
                                                                      --------   -------   -------   -------   -------   -------

    * For the period from September 4, 1990 (commencement of investment operations) to October 31, 1990.
    + Annualized.
    # Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  +++ Total returns do not include the applicable sales charge. If the sales charge had been included the results would have been lower.

See notes to financial statements



Financial statements - continued

Financial Highlights - continued
==================================================================================================================================
Year Ended October 31,                                                              1995      1994     1993**     1995     1994***
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class B                       Class C
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                                            $ 10.54   $ 11.19   $ 10.84   $ 10.53   $ 11.06
                                                                                 -------   -------   -------   -------   -------
Income from investment operations# -
      Net investment income                                                      $  0.25   $  0.25   $  0.06   $  0.27   $  0.27
      Net realized and unrealized gain
          (loss) on investments and foreign
          currency transactions                                                     0.77      0.13      0.35      0.76     (0.29)
                                                                                 -------   -------   -------   -------   -------
         Total from investment operations                                        $  1.02   $  0.38   $  0.41   $  1.03   $ (0.02)
                                                                                 -------   -------   -------   -------   -------

Less distributions declared to shareholders -
    From net investment income                                                   $ (0.03)  $ (0.24)  $ (0.06)  $ (0.03)  $ (0.12)
    From net realized gain on investments
       and foreign currency transactions                                           (0.01)    (0.32)     --       (0.01)    (0.16)
    In excess of net realized gain on investments
       and foreign currency transactions                                            --       (0.38)     --        --       (0.18)
    From paid-in capital                                                            --       (0.09)     --       --        (0.05)
                                                                                 -------   -------   -------   -------   -------
         Total distributions declared to
            shareholders                                                         $ (0.04)  $ (1.03)  $ (0.06)  $ (0.04)  $ (0.51)
                                                                                  -------   -------   -------   -------   -------
Net asset value - end of period                                                  $ 11.52   $ 10.54   $ 11.19   $ 11.52   $ 10.53
                                                                                 -------   -------   -------   -------   -------
Total return+++                                                                    9.75%     3.38%     3.79%     9.84%    (0.15)%++

Ratios (to average net assets)/Supplemental data:
    Expenses##                                                                     2.49%     2.49%     2.77%     2.42%     2.39%+
    Net investment income                                                           2.34%     2.33%     2.15%     2.41%     2.51%+

Portfolio turnover                                                                  160%      118%      112%      160%      118%

Net assets at end of period (000 omitted)                                        $57,214   $47,677   $ 4,381   $10,894   $10,903

  ** For the period from commencement of offering of Class B shares, September 7, 1993 to October 31, 1993.
 *** For the period from commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

 +++ Total return does not include the applicable sales charge. If the sales charge had been included the results would have been lower.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS World Total Return Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company.

(2) Significant Accounting Policies

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valua- tions furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are considered workout expenses and are reported as rea lized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1995, $1,821,017 was reclassified from accumulated net realized gain on investments to accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share. At October 31, 1995, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due primarily to temporary differences in accounting for currency transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee, computed daily and paid monthly at an annual rate of 0.65% of average daily net assets and 5.0% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,468 for the year ended October 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $48,590 for the year ended October 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $36,067 for the year ended October 31, 1995. Fees incurred under the distribution plan during the year ended October 31, 1995 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,559 and $6,814 for Class B and Class C shares, respectively, for the year ended October 31, 1995. Fees incurred under the distribution plans during the year ended October 31, 1995 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1995 were $376 and $91,996 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       Purchases           Sales
--------------------------------------------------------------------------------
U.S. government securities                          $ 53,477,082    $ 58,834,510
                                                    ------------    ------------
Investments (non-U.S. government securities)        $166,820,503    $161,085,256
                                                    ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 163,041,889
                                                                  -------------
Gross unrealized appreciation                                     $  18,235,002
Gross unrealized depreciation                                        (2,548,588)
                                                                  -------------
     Net unrealized appreciation                                  $  15,686,414
                                                                  =============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares                        1995                           1994
                                     --------------------------      --------------------------
Year Ended October 31,                   Shares          Amount          Shares          Amount
-------------------------------------------------------------------------------------------------
Shares sold                           2,123,469    $ 22,961,533       4,057,858    $ 44,108,242

Shares issued to shareholders in
reinvestment of distributions            98,593       1,061,212         650,058       7,016,535

Shares reacquired                    (2,125,319)    (22,992,718)     (1,634,278)    (17,703,592)
                                     ----------     -----------      ----------     -----------
      Net increase                       96,743    $  1,030,027       3,073,638    $ 33,421,185
                                     ==========     ===========      ==========     ===========

Class B Shares                             1995                       1994
                                    ---------------------------       -------------------------
Year Ended October 31,                  Shares           Amount          Shares          Amount
-----------------------------------------------------------------------------------------------
Sares sold                            1,673,616    $ 18,044,111       4,787,651    $ 52,159,264

Shares issued to shareholders in
reinvestment of distributions            17,272         186,186         201,731       2,142,482

Shares reacquired                    (1,250,017)    (13,498,802)       (856,456)     (9,240,107)
                                     ----------    ------------       ---------    ------------
      Net increase                      440,871    $  4,731,495       4,132,926    $ 45,061,639
                                     ==========    ============       =========    ============


Class C Shares                         1995                           1994*
                                       ------------------------       -------------------------
Year Ended October 31,                   Shares          Amount          Shares          Amount

-----------------------------------------------------------------------------------------------
Shares sold                             296,274    $  3,192,173       1,206,568    $ 13,035,120

Shares issued to shareholders in
reinvestment of distributions             2,966          31,974          33,846         355,889

Shares reacquired                      (389,108)     (4,166,350)       (205,230)     (2,175,717)
                                       --------    ------------       ---------    ------------
      Net increase (decrease)           (89,868)   $   (942,203)      1,035,184    $ 11,215,292
                                       ========    ============       =========    ============

*For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.


(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1995 was $2,338.

(7) Financial Instruments

The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1995, is as follows:

Written Option Transactions

                                                 1995 Calls                      1995 Puts
                                                 -----------------------------   ----------------------------
                                                     Principal                       Principal
                                                       Amounts                         Amounts
                                                  of Contracts                    of Contracts
                                                 (000 Omitted)        Premiums   (000 Omitted)       Premiums
==============================================================================================================

Outstanding, beginning of period -
      Deutsche Marks                                    14,075    $    178,737           7,555    $     21,587
      Japanese Yen                                     731,609          93,043         321,000          34,499
Options written -
      Australian Dollars                                 5,523          55,012          10,098         123,900
      British Pounds                                     2,562          44,204           2,390          44,204
      Canadian Dollars                                   2,042           4,282           9,854          41,541
      Deutsche Marks                                    73,374         276,420          69,276         426,840
      Deutsche Marks/British Pounds                      7,238          46,604           8,335          28,494
      Italian Lire/Deutsche Marks                   24,618,706         245,454      16,512,683         441,878
      Japanese Yen                                   3,443,674         809,348      10,264,446       1,081,268
      Spanish Pesetas/Deutsche Marks                      --             --            230,690          15,118
      Swiss Francs/Deutsche Marks                        2,841          11,963           --              --
      Swedish Kronor/Deutsche Marks40,961               27,341           --              --
      U.S. Dollars                                        --             --             4,100          54,133
Options terminated in closing transactions -
      Australian Dollars                                (3,570)        (31,281)         (8,194)        (99,490)
      British Pounds                                    (2,562)        (44,204)          --              --
      Canadian Dollars                                  (2,042)         (4,282)         (9,854)        (41,541)
      Deutsche Marks                                    (9,005)        (44,696)        (45,391)       (333,640)
      Deutsche Marks/British Pounds                     (1,928)        (12,526)         (8,335)        (28,494)
      Italian Lire/Deutsche Marks                         --             --         (1,815,331)        (13,582)
      Japanese Yen                                  (3,137,289)       (774,102)    (10,151,245)     (1,088,229)
      Swedish Kronor/Deutsche Marks                    (40,961)        (27,341)          --
      Spanish Pesetas/Deutsche Marks                      --             --           (230,690)        (15,118)
      U.S. Dollars                                        --             --             (4,100)        (54,133)
Options exercised -
      Deutsche Marks                                   (19,434)       (195,866)          --              --
      Italian Lire/Deutsche Marks                         --             --         (4,320,269)        (58,746)
      Swiss France/Deutsche Marks                       (2,841)        (11,963)          --              --
Options expired -
      British Pounds                                      --             --             (2,390)        (44,204)
      Deutsche Marks                                   (53,622)       (200,150)        (19,809)        (76,771)
      Italian Lire/Deutsche Marks  (14,677,386)        (80,701)       (435,763)         (3,500)
      Japanese Yen                                    (709,632)        (71,154)          --              --
                                                    ----------    ------------      ----------    ------------
Outstanding, end of period                          10,282,333    $    294,142      10,389,056    $    456,014
                                                    ==========    ============      ==========    ============
Outstanding, end of period -
      Australian Dollars                                 1,953    $     23,731          1,904$          24,410
      Deutsche Marks                                     5,388          14,445          11,631          38,016
      Deutsche Marks/British Pounds                      5,310          34,078            --              --
      Italian Lire/Deutsche Marks                    9,941,320         164,753       9,941,320         366,050
      Japanese Yen                                     328,362          57,135         434,201          27,538
                                                    ----------    ------------      ----------    ------------
                                                    10,282,333    $    294,142      10,389,056    $    456,014
                                                    ==========    ============      ==========    ============

At October 31, 1995, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                               Net Unrealized
                                                              Contracts To                     Contracts at      Appreciation
               Settlement Date                            Delivery/Receive    In Exchange For         Value    (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
Sales          12/07/95 - 12/20/95   AUD                        5,040,381   $    3,790,784   $    3,828,448    $     (37,664)
               11/09/95 - 11/30/95   CAD                       14,816,238       10,980,807       11,023,164          (42,357)
               12/15/95 - 12/18/95   CHF                        5,914,253        5,140,777        5,235,979          (95,202)
               11/02/95 - 12/21/95   DEM                      156,189,757      109,231,662      111,133,063       (1,901,401)
               11/09/95 - 4/12/96    DKK                       26,855,768        4,907,590        4,919,856          (12,266)
               12/07/95              ESP                      407,821,691        3,299,288        3,332,719          (33,431)
               12/15/95              FIM                        5,603,682        1,273,854        1,321,572          (47,718)
               11/17/95 - 4/12/96    FRF                       49,899,893       10,080,306       10,210,083         (129,777)
               11/14/95              GBP                        2,889,635        4,508,032        4,567,213          (59,181)
               11/06/95              IEP                        1,560,676        2,547,380        2,528,099           19,281
               12/07/95 - 12/11/95   ITL                   19,032,897,185       11,729,975       11,914,594         (184,619)
               12/07/95 - 12/14/95   JPY                    4,674,765,628       48,228,354       46,006,901        2,221,453)
               11/24/95              NLG                        4,726,181        2,986,509        2,998,899          (12,390)
               11/15/95              NZD                        2,418,044        1,551,054        1,595,116          (44,062)
               11/20/95 - 12/21/95   SEK                       61,910,856        8,760,568        9,317,575         (557,007)
                                                                             -------------   --------------    -------------
                                                                             $ 229,016,940   $  229,933,281    $    (916,341)
                                                                             =============   ==============    =============

Purchases      11/27/95 - 12/20/95   AUD                        5,296,998    $   3,897,519   $    4,026,296    $     128,777
               11/30/95              CAD                        6,741,663        4,988,838        5,015,400           26,562
               12/14/95 - 12/18/95   CHF                       10,740,930        9,272,743        9,507,698          234,955
               11/07/95 - 2/29/96    DEM                      157,335,992      110,764,220      112,026,126        1,261,906
               11/09/95 - 4/12/96    DKK                       30,016,854        5,420,847        5,498,615           77,768
               12/07/95              ESP                      251,421,371        1,979,500        2,054,616           75,116
               12/14/95              FIM                        5,472,479        1,275,059        1,290,607           15,548
               12/27/95 - 4/12/96    FRF                       27,374,840        5,590,341        5,597,794            7,453
               11/14/95              GBP                        2,310,291        3,624,338        3,651,531           27,193
               11/06/95              IEP                        1,560,676        2,509,706        2,528,099           18,393
               12/07/95 - 1/31/96    ITL                   15,178,641,805        9,394,375        9,497,696          103,321
               11/27/95 - 2/23/96    JPY                    5,567,707,184       57,000,631       54,876,893       (2,123,738)
               12/04/95 - 12/20/95   NZD                        4,351,333        2,870,518        2,866,244           (4,274)
               11/20/95 - 12/15/95   SEK                      106,556,832       14,850,936       16,032,242        1,181,306
                                                                             -------------   --------------   --------------
                                                                             $ 233,439,571   $  234,469,857   $    1,030,286
                                                                             =============   ==============   ==============

Forward currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded from above amounted to a net payable of $44,215 at October 31, 1995.

At October 31, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

26


NOTES TO FINANCIAL STATEMENTS - continued

(8) Restricted Securities

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1995, the Fund owned the following restricted securities (constituting 2.88% of net assets) which may not be publicly sold without registration under the Securities
Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers. All of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                Date of    Share/Par
Description                                 Acquisition       Amount         Cost        Value
==============================================================================================
Central Costanera, ADR                         12/17/93       13,167   $  316,008   $  358,801
Compania Inversiones Telephones, 7s             2/24/94        6,000      432,000      261,000
Consolidated Electric Power Asia
  Ltd., ADR                                    11/29/93       13,600      220,364      275,400
Fokus Bank A.S                                 10/09/95       30,200      140,195      160,084
Mirgor Sacifia, ADR                            10/20/94       47,930      431,370       95,860
Petronas Gas Berhad                             7/31/95       47,800      155,636      161,843
PIV Investment Finance
  Cayman Ltd., 4.5s, 2000             1/26/94 - 9/29/94      455,000      413,600      369,688
Roche Holdings, Inc., 0s, 2010        4/12/95 - 7/26/95    3,200,000    1,225,385    1,330,000
Sandoz Capital BVI Ltd., 2s, 2002               9/28/95      334,000      271,107      293,085
Woolworth Ltd., ADR                             7/12/93       78,500    1,670,457    1,825,125
                                                                                    ----------

                                                                                    $5,130,886
                                                                                    ==========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of Mfs World Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS World Total Return Fund, including the schedule of portfolio investments, as of October 31, 1995 and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1993 and for the period September 4, 1990 (commencement of investment operations) to October 31, 1990 for Class A shares, and for the period September 7, 1993 (commencement of investment operations) to October 31, 1993 for Class B shares, were audited by other auditors whose report dated December 16, 1993 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Total Return Fund at October 31, 1995, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                             [Signature of Ernst & Young LLP]



Boston, Massachusetts
December 8, 1995


         ---------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

THE MFS FAMILY OF FUNDS [Registration Mark]

America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

STOCK
================================================================================
Massachusetts Investors Trust
--------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Capital Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Emerging Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Gold & Natural Resources Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Growth Opportunities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Managed Sectors Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] OTC Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Research Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Value Fund
--------------------------------------------------------------------------------

STOCK AND BOND
================================================================================
MFS [Registration Mark] Total Return Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Utilities Fund
--------------------------------------------------------------------------------

BOND
================================================================================
MFS [Registration Mark] Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Mortgage Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Securities Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] High Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Intermediate Income Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Strategic Income Fund
(formerly MFS [Registration Mark] Income & Opportunity Fund)
--------------------------------------------------------------------------------

LIMITED MATURITY BOND
================================================================================
MFS [Registration Mark] Government Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Limited Maturity Fund
--------------------------------------------------------------------------------

WORLD
================================================================================
MFS [Registration Mark] World Asset Allocation Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Equity Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Governments Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Growth Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] World Total Return Fund
--------------------------------------------------------------------------------

NATIONAL TAX-FREE BOND
================================================================================
MFS [Registration Mark] Municipal Bond Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal High Income Fund
(closed to new investors)
--------------------------------------------------------------------------------
MFS [Registration Mark] Municipal Income Fund
--------------------------------------------------------------------------------

STATE TAX-FREE BOND
================================================================================
Alabama, Arkansas, California, Florida, Georgia, Louisiana, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Texas, Virginia, Washington, West Virginia
--------------------------------------------------------------------------------

MONEY MARKET
================================================================================
MFS [Registration Mark] Cash Reserve Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Government Money Market Fund
--------------------------------------------------------------------------------
MFS [Registration Mark] Money Market Fund
--------------------------------------------------------------------------------

MFS [Registration Mark] WORLD      [Dalbar Logo]                Bulk Rate
TOTAL RETURN FUND                  TOP RATED SERVICE            U.S. Postage
                                                                P A I D
500 Boylston Street                                             Permit #55638
Boston, MA 02116                                                Boston, MA


[MFS Logo]
THE FIRST NAME IN MUTUAL FUNDS





                                                    MWT-2  12/95/25M  24/224/324